UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 29, 2014

Gladstone Land Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	001-35795	54-1892552
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1521 Westbranch Drive , Suite 100, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	7032875893

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 29, 2014, Gladstone Land Corporation, through its wholly-owned operating partnership, Gladstone Land Limited Partnership (collectively, the "Company"), closed on the acquisition of 808 acres of farmland that includes a cooling and packing facility in Manatee County, Florida (the "Property"). The Property is irrigated cropland that is farmed primarily for strawberries. The Company acquired the Property from G & D Farms, Inc. ("G & D Farms"), for a purchase price of approximately $13.8 million, using a combination of proceeds from its follow-on offering in September 2014 and the proceeds of an $8.3 million mortgage from Farm Credit of Central Florida, ACA. G & D Farms is not a related party to the Company and does not have a material relationship with the Company.

The summary of the terms of this acquisition is not complete and is subject to and qualified in its entirety by reference to the agreement of purchase and sale entered into between the Company and G & D Farms, which was filed as Exhibit 10.5 to the Company’s Form 10-Q filed on August 4, 2014, and hereby is incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On September 30, 2014, the Company issued a press release announcing the acquisition of the Property. A copy of the press release is attached hereto as Exhibit 99.1. The information contained in Item 7.01 of this Current Report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for any purposes, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Such information shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.
None.

(b) Pro Forma Financial Information.
None.

(d) Exhibits.
Exhibit No. Description
99.1 Press Release issued by Gladstone Land Corporation on September 30, 2014

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

October 3, 2014	By:	/s/ Lewis Parrish

Name: Lewis Parrish
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Gladstone Land Corporation on September 30, 2014